                                                                    EXHIBIT 4.18

                                 TRUST AGREEMENT

            TRUST AGREEMENT, dated as of September 15, 1999, among OLD NATIONAL BANCORP, a multi-bank holding company organized under the laws of Indiana, (including any successors or assigns, the "Depositor"), BANK ONE TRUST COMPANY, NA, a national banking association organized under the laws of the United States (the "Property Trustee"), and BANK ONE DELAWARE, INC., a Delaware corporation (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee referred to collectively as the "Issuer Trustees"). The Depositor and Issuer Trustees hereby agree as follows:

            1. The trust created hereby shall be known as "ONB Capital Trust III," in which name the Issuer Trustees, or the Depositor to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

            2. The Depositor hereby assigns, transfers, conveys and sets over to the Property Trustee the sum of $10. The Property Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Property Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. (the "Business Trust Act"), and that this document constitute the governing instrument of the Trust. The Issuer Trustees are hereby authorized and directed to execute and file a certificate of trust in the office of the Secretary of State of the State of Delaware in the form attached hereto. The Trust is hereby established by the Depositor and the Issuer Trustees for the purpose of (i) issuing and selling preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in Junior Subordinated Debentures of the Depositor (the "Debentures"), (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Depositor in exchange for cash and investing the proceeds thereof in additional Debentures and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

            3. Concurrent with the first issuance of any Trust Securities by the Trust, the Depositor and the Issuer Trustees intend to enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and the Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Trust Agreement, the Issuer Trustees shall not have any duty or obligation hereunder or with respect to the trust estate.

            4. The Depositor and the Property Trustee hereby authorize and direct the Depositor, as the Depositor of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities of the Trust and possibly certain other securities and (b) a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to file with The New York Stock Exchange or any other national stock exchange (each, an "Exchange") and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any of the Exchanges; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust that certain Underwriting Agreement relating to the Preferred Securities, among the Trust, the Depositor and the Underwriter named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In connection with the filings referred to above, the Depositor hereby constitutes and appoints John S. Poelker, Jeffrey L. Knight and Christopher A. Wolking, and each of them, as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or in the Depositor's name, place and stead, in any and all capacities, to sign the 1933 Act Registration Statement, the 1934 Act Registration Statement and any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, the Exchange and administrators of state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor might or could to in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

            5. This Trust Agreement may be executed in one or more counterparts.

            6. The number of trustees initially shall be two (2) and thereafter the number of trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1); and provided, further, however, that to the extent required by the Business Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and meets any other requirements imposed by applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. Any Trustee may resign upon 30 days prior notice to the Depositor.

            7. The recitals contained in this Trust Agreement shall be taken as statements of the Depositor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Issuer Trustees make no representations as to the validity or sufficiency of this Trust Agreement.

            8.

                  (a) The Issuer Trustees (the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor or any holder of the Trust Securities (the Trust, the Depositor and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or bad faith with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

            9. The Depositor agrees, to the fullest extent permitted by applicable law,

                  (a) to indemnify and hold harmless each Fiduciary Indemnified Person, or any of its officers, directors, shareholders, employees, representatives or agents, from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of negligence or willful misconduct with respect to such acts or omissions; and

                  (b) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

            10. The provisions of Section 9 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

            11. The Trust may terminate without issuing any Trust Securities at the election of the Depositor.

            12. The Delaware Trustee shall not have any of the powers or duties of the Issuer Trustees set forth herein, except as required under the Business Trust Act. The Delaware Trustee shall be an Issuer Trustee hereunder for the sole and limited purpose of fulfilling the requirements of 3807(a) of the Business Trust Act.

            13. This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                    OLD NATIONAL BANCORP, as Depositor

                                    By: /s/ Ronald B. Lankford
                                        ----------------------------------------
                                    Name:  Ronald B. Lankford
                                    Title: President and Chief Operating Officer

                                    BANK ONE TRUST COMPANY, N.A., as Property
                                    Trustee

                                    By: /s/ Sandra L. Caruba
                                        ----------------------------------------
                                    Name:  Sandra L. Caruba
                                    Title: Vice President

                                    BANK ONE DELAWARE, INC., as Delaware Trustee

                                    By: /s/ Sandra L. Caruba
                                        ----------------------------------------
                                    Name:  Sandra L. Caruba
                                    Title: Vice President

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              ONB CAPITAL TRUST III

            THIS Certificate of Trust of ONB CAPITAL TRUST III (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

            Name. The name of the business trust formed by this Certificate of Trust is ONB Capital Trust III.

            Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Bank One Delaware, Inc., Three Christiana Center, 201 North Walnut Street, Wilmington, Delaware 19801, Attention: Legal Dept./First USA.

            Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    BANK ONE DELAWARE, INC., as Delaware trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    BANK ONE TRUST COMPANY, NA, as Property
                                    Trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                 TRUST AGREEMENT

            TRUST AGREEMENT, dated as of September 15, 1999, among OLD NATIONAL BANCORP, a multi-bank holding company organized under the laws of Indiana, (including any successors or assigns, the "Depositor"), BANK ONE TRUST COMPANY, NA, a national banking association organized under the laws of the United States (the "Property Trustee"), and BANK ONE DELAWARE, INC., a Delaware corporation (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee referred to collectively as the "Issuer Trustees"). The Depositor and Issuer Trustees hereby agree as follows:

            1. The trust created hereby shall be known as "ONB Capital Trust IV," in which name the Issuer Trustees, or the Depositor to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

            2. The Depositor hereby assigns, transfers, conveys and sets over to the Property Trustee the sum of $10. The Property Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Property Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. (the "Business Trust Act"), and that this document constitute the governing instrument of the Trust. The Issuer Trustees are hereby authorized and directed to execute and file a certificate of trust in the office of the Secretary of State of the State of Delaware in the form attached hereto. The Trust is hereby established by the Depositor and the Issuer Trustees for the purpose of (i) issuing and selling preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in Junior Subordinated Debentures of the Depositor (the "Debentures"), (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Depositor in exchange for cash and investing the proceeds thereof in additional Debentures and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

            3. Concurrent with the first issuance of any Trust Securities by the Trust, the Depositor and the Issuer Trustees intend to enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and the Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Trust Agreement, the Issuer Trustees shall not have any duty or obligation hereunder or with respect to the trust estate.

            4. The Depositor and the Property Trustee hereby authorize and direct the Depositor, as the Depositor of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities of the Trust and possibly certain other securities and (b) a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to file with The New York Stock Exchange or any other national stock exchange (each, an "Exchange") and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any of the Exchanges; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust that certain Underwriting Agreement relating to the Preferred Securities, among the Trust, the Depositor and the Underwriter named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In connection with the filings referred to above, the Depositor hereby constitutes and appoints John S. Poelker, Jeffrey L. Knight and Christopher A. Wolking, and each of them, as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or in the Depositor's name, place and stead, in any and all capacities, to sign the 1933 Act Registration Statement, the 1934 Act Registration Statement and any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, the Exchange and administrators of state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor might or could to in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

            5. This Trust Agreement may be executed in one or more counterparts.

            6. The number of trustees initially shall be two (2) and thereafter the number of trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1); and provided, further, however, that to the extent required by the Business Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and meets any other requirements imposed by applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. Any Trustee may resign upon 30 days prior notice to the Depositor.

            7. The recitals contained in this Trust Agreement shall be taken as statements of the Depositor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Issuer Trustees make no representations as to the validity or sufficiency of this Trust Agreement.

            8.

                  (a) The Issuer Trustees (the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor or any holder of the Trust Securities (the Trust, the Depositor and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or bad faith with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

            9. The Depositor agrees, to the fullest extent permitted by applicable law,

                  (a) to indemnify and hold harmless each Fiduciary Indemnified Person, or any of its officers, directors, shareholders, employees, representatives or agents, from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of negligence or willful misconduct with respect to such acts or omissions; and

                  (b) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

            10. The provisions of Section 9 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

            11. The Trust may terminate without issuing any Trust Securities at the election of the Depositor.

            12. The Delaware Trustee shall not have any of the powers or duties of the Issuer Trustees set forth herein, except as required under the Business Trust Act. The Delaware Trustee shall be an Issuer Trustee hereunder for the sole and limited purpose of fulfilling the requirements of 3807(a) of the Business Trust Act.

            13. This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                    OLD NATIONAL BANCORP, as Depositor

                                    By: /s/ Ronald B. Lankford
                                        ----------------------------------------
                                    Name:  Ronald B. Lankford
                                    Title: President and Chief Operating Officer

                                    BANK ONE TRUST COMPANY, N.A., as Property
                                    Trustee

                                    By: /s/ Sandra L. Caruba
                                        ----------------------------------------
                                    Name:  Sandra L. Caruba
                                    Title: Vice President

                                    BANK ONE DELAWARE, INC., as Delaware Trustee

                                    By: /s/ Sandra L. Caruba
                                        ----------------------------------------
                                    Name:  Sandra L. Caruba
                                    Title: Vice President

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              ONB CAPITAL TRUST IV

            THIS Certificate of Trust of ONB CAPITAL TRUST IV (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

            Name. The name of the business trust formed by this Certificate of Trust is ONB Capital Trust IV.

            Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Bank One Delaware, Inc., Three Christiana Center, 201 North Walnut Street, Wilmington, Delaware 19801, Attention: Legal Dept./First USA.

            Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    BANK ONE DELAWARE, INC., as Delaware trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    BANK ONE TRUST COMPANY, NA, as Property
                                    Trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                 TRUST AGREEMENT

            TRUST AGREEMENT, dated as of August 18, 2004, among Old National Bancorp, a multi-bank holding company organized under the laws of Indiana, as depositor (including any successors or assigns, the "Depositor"), J.P. Morgan Trust Company, National Association, a national banking association organized under the laws of the United States of America, as property trustee (the "Property Trustee"), and Chase Manhattan Bank USA, National Association, a national banking association, as Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee, the "Issuer Trustees"). The Depositor and Issuer Trustees hereby agree as follows:

            1. The trust created hereby shall be known as "ONB Capital Trust V," in which name the Issuer Trustees, or the Depositor to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

            2. The Depositor hereby assigns, transfers, conveys and sets over to the Property Trustee the sum of $10. The Property Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Property Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. (the "Statutory Trust Act"), and that this document constitute the governing instrument of the Trust. The Issuer Trustees are hereby authorized and directed to execute and file a certificate of trust in the office of the Secretary of State of the State of Delaware in the form attached hereto. The Trust is hereby established by the Depositor and the Issuer Trustees for the purpose of (i) issuing and selling preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in Junior Subordinated Debentures of the Depositor (the "Debentures"), (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Depositor in exchange for cash and investing the proceeds thereof in additional Debentures and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

            3. Concurrent with the first issuance of any Trust Securities by the Trust, the Depositor and the Issuer Trustees intend to enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and the Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Trust Agreement, the Issuer Trustees shall not have any duty or obligation hereunder or with respect to the trust estate.

            4. The Depositor and the Property Trustee hereby authorize and direct the Depositor, as the Depositor of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities of the Trust and possibly certain other securities and (b) a Registration Statement on Form 8-A (the "1934 Act

Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to file with The New York Stock Exchange or any other national stock exchange (each, an "Exchange") and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any of the Exchanges; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust that certain Underwriting Agreement relating to the Preferred Securities, among the Trust, the Depositor and the Underwriter named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In connection with the filings referred to above, the Depositor hereby constitutes and appoints John S. Poelker, Jeffrey L. Knight and Christopher A. Wolking, and each of them, as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or in the Depositor's name, place and stead, in any and all capacities, to sign the 1933 Act Registration Statement, the 1934 Act Registration Statement and any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, the Exchange and administrators of state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor might or could to in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

            5. This Trust Agreement may be executed in one or more counterparts.

            6. The number of trustees initially shall be two (2) and thereafter the number of trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1); and provided, further, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and meets any other requirements imposed by applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. Any Trustee may resign upon 30 days prior notice to the Depositor.

            7. The recitals contained in this Trust Agreement shall be taken as statements of the Depositor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Issuer Trustees make no representations as to the validity or sufficiency of this Trust Agreement.

            8.

                  (a) The Issuer Trustees (the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor or any holder of the Trust Securities (the Trust, the Depositor and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or bad faith with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

            9. The Depositor agrees, to the fullest extent permitted by applicable law,

                  (a) to indemnify and hold harmless each Fiduciary Indemnified Person, or any of its officers, directors, shareholders, employees, representatives or agents, from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of negligence or willful misconduct with respect to such acts or omissions; and

                  (b) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

            10. The provisions of Section 9 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

            11. The Trust may terminate without issuing any Trust Securities at the election of the Depositor.

            12. The Delaware Trustee shall not have any of the powers or duties of the Issuer Trustees set forth herein, except as required under the Statutory Trust Act. The Delaware Trustee shall be an Issuer Trustee hereunder for the sole and limited purpose of fulfilling the requirements of 3807(a) of the Statutory Trust Act.

            13. This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                    OLD NATIONAL BANCORP, as Depositor

                                    By: /s/ Christopher A. Wolking
                                        ----------------------------------------
                                    Name:  Christopher A. Wolking
                                    Title: Senior Vice President and Treasurer

                                    J.P. MORGAN TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Property Trustee

                                    By: /s/ Mietka Collins
                                        ----------------------------------------
                                    Name:  Mietka Collins
                                    Title: Assistant Vice President

                                    CHASE MANHATTAN BANK USA, NATIONAL
                                    ASSOCIATION, as Delaware Trustee

                                    By: /s/ Diane P. Ledger
                                        ----------------------------------------
                                    Name:  Diane P. Ledger
                                    Title: Assistant Vice President

                              CERTIFICATE OF TRUST
                                       OF
                               ONB CAPITAL TRUST V

            THIS Certificate of Trust of ONB Capital Trust V (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

            1. Name. The name of the statutory trust formed by this Certificate of Trust is ONB Capital Trust V.

            2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, OPS4 / 3rd Floor, Newark, DE 19713,
Attn: Institutional Trust Services.

            3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    CHASE MANHATTAN BANK USA, NATIONAL
                                    ASSOCIATION, as Delaware Trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    J.P. MORGAN TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Property Trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                 TRUST AGREEMENT

            TRUST AGREEMENT, dated as of August 18, 2004, among Old National Bancorp, a multi-bank holding company organized under the laws of Indiana, as depositor (including any successors or assigns, the "Depositor"), J.P. Morgan Trust Company, National Association, a national banking association organized under the laws of the United States of America, as property trustee (the "Property Trustee"), and Chase Manhattan Bank USA, National Association, a national banking association, as Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee, the "Issuer Trustees"). The Depositor and Issuer Trustees hereby agree as follows:

            1. The trust created hereby shall be known as "ONB Capital Trust VI," in which name the Issuer Trustees, or the Depositor to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

            2. The Depositor hereby assigns, transfers, conveys and sets over to the Property Trustee the sum of $10. The Property Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Property Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. (the "Statutory Trust Act"), and that this document constitute the governing instrument of the Trust. The Issuer Trustees are hereby authorized and directed to execute and file a certificate of trust in the office of the Secretary of State of the State of Delaware in the form attached hereto. The Trust is hereby established by the Depositor and the Issuer Trustees for the purpose of (i) issuing and selling preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in Junior Subordinated Debentures of the Depositor (the "Debentures"), (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Depositor in exchange for cash and investing the proceeds thereof in additional Debentures and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

            3. Concurrent with the first issuance of any Trust Securities by the Trust, the Depositor and the Issuer Trustees intend to enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and the Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Trust Agreement, the Issuer Trustees shall not have any duty or obligation hereunder or with respect to the trust estate.

            4. The Depositor and the Property Trustee hereby authorize and direct the Depositor, as the Depositor of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities of the Trust and possibly certain other securities and (b) a Registration Statement on Form 8-A (the "1934 Act

Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to file with The New York Stock Exchange or any other national stock exchange (each, an "Exchange") and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any of the Exchanges; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust that certain Underwriting Agreement relating to the Preferred Securities, among the Trust, the Depositor and the Underwriter named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In connection with the filings referred to above, the Depositor hereby constitutes and appoints John S. Poelker, Jeffrey L. Knight and Christopher A. Wolking, and each of them, as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or in the Depositor's name, place and stead, in any and all capacities, to sign the 1933 Act Registration Statement, the 1934 Act Registration Statement and any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, the Exchange and administrators of state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor might or could to in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

            5. This Trust Agreement may be executed in one or more counterparts.

            6. The number of trustees initially shall be two (2) and thereafter the number of trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1); and provided, further, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and meets any other requirements imposed by applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. Any Trustee may resign upon 30 days prior notice to the Depositor.

            7. The recitals contained in this Trust Agreement shall be taken as statements of the Depositor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Issuer Trustees make no representations as to the validity or sufficiency of this Trust Agreement.

            8.

                  (a) The Issuer Trustees (the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor or any holder of the Trust Securities (the Trust, the Depositor and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or bad faith with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

            9. The Depositor agrees, to the fullest extent permitted by applicable law,

                  (a) to indemnify and hold harmless each Fiduciary Indemnified Person, or any of its officers, directors, shareholders, employees, representatives or agents, from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of negligence or willful misconduct with respect to such acts or omissions; and

                  (b) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

            10. The provisions of Section 9 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

            11. The Trust may terminate without issuing any Trust Securities at the election of the Depositor.

            12. The Delaware Trustee shall not have any of the powers or duties of the Issuer Trustees set forth herein, except as required under the Statutory Trust Act. The Delaware

Trustee shall be an Issuer Trustee hereunder for the sole and limited purpose of fulfilling the requirements of 3807(a) of the Statutory Trust Act.

            13. This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                    OLD NATIONAL BANCORP, as Depositor

                                    By: /s/ Christopher A. Wolking
                                        ----------------------------------------
                                    Name:  Christopher A. Wolking
                                    Title: Senior Vice President and Treasurer

                                    J.P. MORGAN TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Property Trustee

                                    By: /s/ Mietka Collins
                                        ----------------------------------------
                                    Name:  Mietka Collins
                                    Title: Assistant Vice President

                                    CHASE MANHATTAN BANK USA, NATIONAL
                                    ASSOCIATION, as Delaware Trustee

                                    By: /s/ Diane P. Ledger
                                        ----------------------------------------
                                    Name:  Diane P. Ledger
                                    Title: Assistant Vice President

                              CERTIFICATE OF TRUST
                                       OF
                              ONB CAPITAL TRUST VI

            THIS Certificate of Trust of ONB Capital Trust VI (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) (the "Act").

            1. Name. The name of the statutory trust formed by this Certificate of Trust is ONB Capital Trust VI.

            2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, OPS4 / 3rd Floor, Newark, DE 19713,
Attn: Institutional Trust Services.

            3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                    CHASE MANHATTAN BANK USA, NATIONAL
                                    ASSOCIATION, as Delaware Trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    J.P. MORGAN TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Property Trustee

                                    By: ________________________________________
                                    Name:
                                    Title:

                                       -6-